SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549

                                      FORM 8-K/A

                                 AMENDMENT TO FORM 8-K

                        Initial Report Date: September 21, 1998

                          Pursuant to Section 13 or 15 (d) of
                          the Securities Exchange Act of 1934

                              AMENDMENT TO CURRENT REPORT

                     Date of Amended Report:   September  29, 1998

                                  PRIME BANCORP, INC.
                  --------------------------------------------------
                  (Exact name of registrant as specified in charter)

                                     Pennsylvania
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                    (State of other jurisdiction of incorporation)


         0-17286                                                 23-2528428
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(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

7111 Valley Green Road, Fort Washington, Pennsylvania                   19034
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(Address of principal executive offices)                             (Zip Code)





















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Item 4.  Changes in Registrant's Certifying Accountant.

(a) On September 17, 1998, the Board of Directors of Prime Bancorp, Inc. (the "Company") approved the appointment of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1998. The Company's independent accountant in prior years was KPMG Peat Marwick LLP.

(b) The decision to change independent accountants was recommended by the Company's management, approved by the Company's Audit
Committee and reviewed by its Board of Directors. Shareholders will have the opportunity to ratify the change at the 1999 Annual
Meeting of Shareholders.

(c) The reports of KPMG Peat Marwick LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended
December 31, 1997, and in the subsequent interim period, there were no disagreements with KPMG Peat Marwick LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat Marwick LLP to make reference to the matter in their report.

(d) During the two most recent fiscal years and through September 21, 1998, there have been no reportable events as defined in Regulation S-K Item 304 (a) (1) (v).

(e) During the fiscal years ended December 31, 1997 and 1996 and the subsequent interim periods preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young LLP.

(f) The Company has requested KPMG Peat Marwick LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated September 21, 1998 is filed as Exhibit 16 to this Form 8-K.



Item 7.        Financial Statements and Exhibits.

       (c)     Exhibits

               (i)  Letter from KPMG Peat Marwick LLP pursuant to
                    Item 304 (a) (3) of Regulation S-K.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange
       Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:   September 30, 1998            /s/ James J. Kelly
                                      -----------------------------
                                      James J. Kelly
                                      Executive Vice President
                                        and Chief Financial Officer























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                                  EXHIBIT INDEX

EXHIBIT               DESCRIPTION


  16                  Letter from KPMG Peat Marwick LLP
                      pursuant to Item 304 (a) (3) of
                      Regulation S-K